Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) is entered into as of the Seventh Amendment Closing Date (as defined below) by and between IBIO CDMO LLC, a Delaware limited liability company (“Borrower”), and WOODFOREST NATIONAL BANK, a national banking association, as lender (in such capacity, “Lender”).

RECITALS

A.Borrower and Lender entered into that certain Credit Agreement dated November 1, 2021 (as amended by the First Amendment thereto dated as of October 11, 2022, the Second Amendment thereto dated as of February 9, 2023, the Third Amendment thereto dated as of February 20, 2023, the Fourth Amendment thereto dated as of March 24, 2023, the Fifth Amendment thereto dated as of May 10, 2023, the Sixth Amendment thereto dated as of September 18, 2023 and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

B.Borrower has requested Lender to enter into certain agreements and amendments to certain provisions of the Credit Agreement.

C.Borrower and Lender are willing to enter into the requested agreements and amendments set forth herein, subject to and conditioned upon the terms and conditions set forth in this Seventh Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the promises herein contained, the mutual benefits to be derived herefrom and other good and valuable consideration received by each party, and each intending to be legally bound hereby, the parties agree as follows:

I.Agreements and Amendments to Credit Agreement. Borrower and Lender agree as follows:

(a)Section 1.1, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Seventh Amendment” means the Seventh Amendment to Credit Agreement dated as of the Seventh Amendment Closing Date by and between Borrower and Lender.

“Seventh Amendment Closing Date” means October 4, 2023.

(b)Section I(f) of the Fifth Amendment is hereby amended and restated and replaced in its entirety with the following language:

Notwithstanding anything to the contrary in Section I(f) of the Fourth Amendment, so long as no Potential Default or Default exists or would be caused thereby and Borrower and Parent Guarantor are otherwise in compliance with the Loan

Documents (the foregoing, the “Withdrawal Conditions”), Borrower shall be permitted, in each case, to make the following withdrawals from the Reserve Funds Deposit Account.  On the Seventh Amendment Closing Date, subject to the Withdrawal Conditions, Borrower shall be permitted to withdraw up to $1,000,000 from the Reserve Funds Deposit Account so long as Borrower maintains a minimum balance of $2,000,000 until the PSA Due Diligence Deadline defined below.  After October 16, 2023 (such date, the “PSA Due Diligence Deadline”), subject to the Withdrawal Conditions, Borrower shall be permitted to withdraw up to an additional $750,000 from the Reserve Funds Deposit Account so long as Borrower maintains a minimum balance of $1,250,000 until the PSA TAMU Approval Deadline defined below. After November 13, 2023 (such date, the “PSA TAMU Approval Deadline”), subject to the Withdrawal Conditions, Borrower shall be permitted to withdraw up to an additional $250,000 from the Reserve Funds Deposit Account so long as Borrower maintains a minimum balance of $1,000,000 until Payment in Full.  Other than the withdrawals permitted above, Borrower and Lender shall maintain the Reserved Funds in the Reserved Funds Deposit Account, and Borrower shall have no right to use such Reserved Funds, without either (i) the express consent of Lender, or (ii) Payment in Full.  Borrower shall be entitled to remove the Reserved Funds and any accrued interest, if any, from the Reserved Funds Deposit Account, upon Payment in Full.  Notwithstanding the foregoing or anything to the contrary in any Loan Document, upon the occurrence and continuance of a Default, upon written notice to Borrower, Lender may apply the full amount of the then current balance of the Reserved Funds and any accrued interest, if any, to pay down the Term Loan, and upon such event, the Reserved Funds Deposit Account shall be closed.

(c)Section I(f) of the Sixth Amendment is hereby amended and restated and replaced in its entirety with the following language:

Fee.  In addition to the fee set forth in Section I(e) of the Fifth Amendment, Borrower shall pay to Lender a fee in the amount of $20,000 in immediately available funds on the earlier of (i) the date of the closing of the Purchase Agreement or (ii) the Maturity Date, such fee to be fully earned on and as of the Seventh Amendment Closing Date.

(d)Ratification of Guarantor’s Consent and Agreement.   Effective as of the Seventh Amendment Closing Date and notwithstanding anything to the contrary in the Credit Agreement (as amended by this Seventh Amendment), the Parent Guaranty Agreement or any other Loan Document, each of Lender and Borrower acknowledges and agrees to and ratifies and confirms the modifications, as set forth in the Guarantor’s Consent and Agreement attached to this Seventh Amendment, with respect to Section 18 of the Parent Guaranty Agreement.

II.Conditions Precedent to the Effectiveness of Seventh Amendment.  This Seventh Amendment shall be effective upon the satisfaction of the following conditions precedent:

(a)Lender shall have received this Seventh Amendment duly executed by

Borrower and Parent Guarantor;

(b)Lender shall have received an Officer’s Certificate and authorizing consent for each of Borrower and Parent Guarantor, in Proper Form;

(c)To the extent outstanding and unpaid, the Borrower shall have paid to Lender (i) any fees and expenses due and owing under the Credit Agreement and (ii) all costs and expenses, including reasonable legal fees, payable in connection with this Seventh Amendment to the extent invoiced on or prior to the Seventh Amendment Closing Date; and

(d)No Potential Default or Default shall have occurred and be continuing.

III.Reaffirmation of Representations and Warranties.  To induce Lender to enter into this Seventh Amendment, Borrower hereby reaffirms, as of the Seventh Amendment Closing Date (except as otherwise provided herein or to the extent such representations and warranties speak as to an earlier date or a date certain), its representations and warranties contained in Section 7 of the Credit Agreement (other than the representation set forth in the last sentence of Section 7.10 of the Credit Agreement), and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

(a)The execution and delivery of this Seventh Amendment and the performance by Borrower of its obligations under this Seventh Amendment are within Borrower’s power, have been duly authorized by all necessary company action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Organizational Documents of Borrower or of any agreement binding upon Borrower.

(b)This Seventh Amendment represents the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally.

(c)No change, event or state of affairs has occurred and is continuing which would constitute a Potential Default or a Default.

(d) No exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Seventh Amendment.

IV.Defined Terms.  Terms used herein that are defined in the Credit Agreement, as amended hereby, shall have the same meanings herein, unless the context otherwise requires.

V.Reaffirmation of Credit Agreement.  This Seventh Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VI.Ratification of Liens; Release. The Borrower acknowledges and ratifies, as of the Seventh Amendment Closing Date, the existence and priority of the Liens granted by the Borrower in favor of Lender pursuant to the Security Documents in and to the Collateral and represents, warrants and covenants that such Liens are valid, existing and in full force and effect.  THE BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS LENDER FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE SEVENTH AMENDMENT CLOSING DATE.

VII.Governing Law.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

VIII.Invalid Provisions.  If any provision of this Seventh Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Seventh Amendment shall not be affected or impaired thereby and (b) the parties shall engage in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IX.Multiple Counterparts and Electronic Signatures.  This Seventh Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Seventh Amendment may be transmitted and signed by facsimile, portable document format (PDF), or other electronic means, and shall have the same effect as manually-signed originals and shall be binding on the Loan Parties and Lender, with originals signatures to be delivered to Lender at Lender’s request.

X.Section Headings.  Section headings in this Seventh Amendment are included for convenience of reference only and shall not affect the interpretation of this Seventh Amendment.

XI.Successors and Assigns.  This Seventh Amendment is binding upon, and inures to the benefit of, the parties hereto and their respective successors and permitted assigns.

XII.Reservation of Rights; No Waiver of Defaults.  Lender hereby reserves all of its rights and remedies under the Credit Agreement and the other Loan Documents in all respects and for all purposes in addition to all other rights and remedies available to it under applicable Law or in equity.  This Seventh Amendment is not intended to operate as a waiver of Lender’s rights and remedies and does not constitute or operate as (a) a waiver of (or a consent to) any existing Potential Default or Default or any other violation of or noncompliance with any provision of the Credit Agreement, as amended hereby, or any other Loan Document, (b) an agreement to waive any existing or future Potential Default or Default, or (c) a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition and provision of the Credit Agreement, as amended hereby, and the other Loan Documents.

XIII.ENTIRETY.  THIS SEVENTH AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG BORROWER, GUARANTORS AND LENDER AND MAY NOT BE

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY BORROWER, GUARANTORS AND LENDER.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BORROWER, GUARANTORS AND LENDER.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed on the Seventh Amendment Closing Date.

BORROWER:

IBIO CDMO LLC,

a Delaware limited liability company

By: /s/ Felipe Duran

Felipe Duran

Authorized Person

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

WOODFOREST NATIONAL BANK

By:/s/ Cameron D. Jones

Cameron D. Jones

Senior Vice President

Signature Page to Seventh Amendment to Credit Agreement

GUARANTOR’S CONSENT AND AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Seventh Amendment, IBIO, INC., a Delaware corporation (“Guarantor”), hereby consents to this Seventh Amendment, and agrees that this Seventh Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed November 1, 2021 (as amended by the Guaranty First Amendment, the Guaranty Second Amendment, the Guaranty Third Amendment, the Guaranty Fourth Amendment and as further amended by the Guaranty Fifth Amendment as defined below, the “Guaranty”) executed by Guarantor in connection with the Credit Agreement.  Guarantor further represents and warrants to Lender that (a) the representations and warranties in the Guaranty are true and correct in all material respects on and as of the Seventh Amendment Closing Date as though made on such date (except to the extent that such representations and warranties specifically relate to an earlier date), (b) after giving effect to the Seventh Amendment and the Guaranty Fifth Amendment, it is in full compliance with all covenants and agreements contained in the Guaranty, (c) no Potential Default or Default has occurred and is continuing under the Guaranty and (d) the execution and delivery of this Guarantor’s Consent and Agreement are within Guarantor’s power and have been duly authorized by all necessary company action.

Section 18 of the Guaranty is hereby amended to replace the reference to “$1,000,000” in the first sentence of such section with a reference to “$0.00” (the “Guaranty Fifth Amendment”).

This Guarantor’s Consent and Agreement shall be binding upon Guarantor, and its successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and permitted assigns.

[Signature page follows.]

GUARANTOR:

IBIO, INC.,

a Delaware corporation

By: /s/ Felipe Duran

Felipe Duran

Chief Financial Officer

Signature Page to Guarantor’s Consent and Agreement to